UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2006

IGI, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of Principal Executive Offices) (Zip Code)

(856) 697-1441

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02 Results of Operations and Financial Condition

On May 15, 2006, IGI, Inc. (the “Company”) issued a press release disclosing the financial results for its first quarter ended March 31, 2006. A copy of the Company’s press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated May 15, 2006 Announcing Financial Results for First Quarter 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

By:	/s/ Frank Gerardi
Frank Gerardi
Chairman & Chief Executive Officer

Date: May 15, 2006

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated May 15, 2006 Announcing Financial Results for First Quarter 2006